October 3, 2025
Victory Pioneer Disciplined Growth Fund
Supplement to the Summary Prospectus and Prospectus
each dated March 31, 2025, as in effect and as may be amended from time to time
The following information is effective as of November 1, 2025.
The following replaces similar information under the heading “Principal Investment Strategies” in the section entitled “Fund Summary”:
The Adviser uses a valuation-conscious approach to select the Fund’s investments. The Adviser assesses whether a company’s fundamentals – financial condition, management, and position in its industry – indicate strong prospects for growth and attractive valuations. The Adviser employs a growth-oriented approach to construct the portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. The Adviser generally sells a portfolio security based upon the same criteria it uses to select securities.
The following replaces similar information under the heading “Principal Investment Strategies” in the section entitled “Additional Fund Information”:
The Adviser uses a valuation-conscious approach to select the Fund’s investments. The Adviser assesses whether a company’s fundamentals – financial condition, management, and position in its industry – indicate strong prospects for growth and attractive valuations. The Adviser employs a growth-oriented approach to construct the Fund’s portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. The Adviser generally sells a portfolio security based upon the same criteria it uses to select securities
As part of its initial assessment, the Adviser evaluates a security’s potential value based on the company’s assets and prospects for earnings growth. In making that assessment, the Adviser employs a disciplined stock valuation approach combined with fundamental research, and an evaluation of the issuer based on its financial statements and operations. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors for selecting investments include:
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Favorable expected returns relative to perceived risk
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Above average potential for earnings and revenue growth
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Low market valuations relative to earnings forecast, book value, cash flow and sales
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A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale
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